EXHIBIT INDEX ON PAGE 3

                    SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549
                              ---------------

                                FORM 8-K

                              CURRENT REPORT

                 PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

   Date of Report (Date of earliest event reported):  August 8, 1996

                        CARSON PIRIE SCOTT & CO.
- -----------------------------------------------------------------------------
         (Exact name of registrant as specified in its charter)

                                Illinois
- -----------------------------------------------------------------------------
            (State or other jurisdiction of incorporation)

        0-22682                                      37-0175980
- -----------------------------------------------------------------------------
Commission File Number                   (IRS Employer Identification No.)

331 West Wisconsin Avenue, Milwaukee, Wisconsin          53203
- -----------------------------------------------------------------------------
(Address of principal executive offices)                (Zip Code)

                              (414) 347-4141
- -----------------------------------------------------------------------------
                       Registrant's Telephone Number

Item 5.  Other Events.

     On August 8, 1996, Carson Pirie Scott & Co. reported its sales for the second quarter in a news release, a copy of which is attached as Exhibit 1. Also, on August 15, 1996, Carson reported its earnings for the second quarter in a news release, a copy of which is attached as Exhibit 2.

Item 7.  Exhibits.

     See Exhibit Index on page 3 of this Current Report on Form 8-K.

                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         Dated August 27, 1996.

                                        CARSON PIRIE SCOTT & CO.

                                         By:   /s/ Charles J. Hansen
                                               ------------------------
                                                Charles J. Hansen
                                                Vice President,
                                                General Counsel,
                                                and Secretary

                                EXHIBIT INDEX

1.   News release, dated August 8, 1996.

2.   News release, dated August 15,1996.

4.8 Revolving Credit and Guaranty Agreement, dated as of May 24, 1996, among Carson, certain of Carson's subsidiaries, the lenders named therein, ABN AMRO Bank N.V., as agent, and Dresdner Bank AG and The CIT Group/Business Credit, Inc., as co-agents.

                                  EXHIBIT 1

Investors                                        Media
- -----------                                      -------
John M. Doyle                                    Edward P. Carroll, Jr.
V.P.--Treasurer                                  Executive V.P. Marketing
(414) 278-5757                                   (414) 347-5340

FOR IMMEDIATE RELEASE                            THURSDAY, August 8, 1996

        CARSON PIRIE SCOTT & CO. SALES FOR JULY UP 1.2%

MILWAUKEE, WISCONSIN, August 8, 1996--Carson Pirie Scott & Co.(NYSE: CRP) today reported that sales for the four weeks ended August 3, 1996 increased 1.2% to $60.8 million. On a comparable store basis sales decreased 1.6%.

                           SALES SUMMARY
                           --------------
                          ($ in Millions)
                                                           Comparable
Sales                                                     Store Sales
Period             1996    1995**      % Change**           % Change*
- --------           ----    ------      ----------          ----------
July              $60.8    $60.1         + 1.2%              - 1.6%
Second
quarter          $225.0    $220.7        + 1.9%              - 0.4%
Year to date     $461.8    $445.1        + 3.7%              + 2.1%
Total Stores       55          53

* Comparable sales represent sales of those stores open
during both years.
** 1995 year to date sales exclude $25.0 million of sales from eight stores that were sold in March 1995.
- -----------------------------------------------------------------------------
Stanton J. Bluestone, Chairman and Chief Executive Officer of Carson Pirie Scott & Co., commented:

"Sales in the month of July were below my expectation. After an encouraging start, business weakened over the last two weeks of the month. The largest sales gains were registered in Better and Special Size Sportswear, Wear-to
- -Work apparel, Jewelry, Home Textiles and Housewares."

"The July sales results brought to a close a difficult quarter during which comparable sales declined 0.4%; however, I believe that second quarter earnings per share will equal last year levels. In addition, I remain cautiously optimistic about the prospects for the second half of the year. Our inventories are in good shape for Fall, three new store locations will open in the third quarter and five locations will complete renovation activity in the third quarter."

Carson Pirie Scott & Co., a major department store retailer, operates 52 department stores and 3 furniture stores: 31 Carson Pirie Scott stores in greater Chicago, Indiana and Minnesota; 13 Bergner's stores in central Illinois; and 11 Boston Stores in Wisconsin.

                                    EXHIBIT 2

Investors                                            Media
- -----------                                          -------
John Doyle                                           Edward P. Carroll, Jr.
Vice President - Treasurer                           Executive V.P. Marketing
(414) 278-5757                                      (414) 347-5340

FOR IMMEDIATE RELEASE                                THURSDAY, AUGUST 15, 1996

              CARSON PIRIE SCOTT & CO. SECOND QUARTER EARNINGS
                         INCREASE TO $0.17 PER SHARE


MILWAUKEE, WISCONSIN, AUGUST 15, 1996 - Carson Pirie Scott & Co. (NYSE:CRP), announced its second quarter financial results. Stanton J. Bluestone, Chairman and Chief Executive Officer of Carson Pirie Scott & Co. commented:

"I am pleased to report our fifth consecutive quarter of improvement in earnings from ongoing operations. The second quarter was difficult as unseasonably cool weather and the related slow down in customer spending constrained sales. However, I was pleased with the 80 basis point gross margin rate improvement in the quarter. A combination of fewer clearance events at our downtown locations, improved shortage results and early selling of Fall apparel created the margin enhancement. In addition, I was pleased with the strong sales results throughout the quarter in Special Size and Better feminine sportswear, Coats, Mens and Accessories, particularly in the Handbags and Jewelry areas. The 1995 renovated stores continued to produce exceptional sales gains, posting a 26% increase in the quarter.

I remain cautiously optimistic about our prospects for the balance of the year. In the third quarter we will open three new store locations and close one underperforming location. We will complete the renovation of five stores by the end of the third quarter and will expand the rollout of the three American Men's Designers and introduce the feminine apparel offerings of these vendors into select locations."


                                1996 Second Quarter Results Summary
                             -----------------------------------------


($ in millions,              Net                      Net
   except EPS)               Sales      EBITDA        Income     EPS
- -----------------            -----      ------        ------     ---
ONGOING OPERATIONS(1)        $225.0     $12.9         $3.3       $0.20
NON-RECURRING ITEMS
 Preopen expenses              -         (0.8)        (0.5)      (0.03)
                             ------------------------------------------
TOTAL COMPANY                $225.0     $12.1         $2.8       $0.17
                             ------------------------------------------
                             ------------------------------------------
 (1) Excludes non-recurring items.
- ----------------------------------------------------------------------------

                               1995 Second Quarter Results Summary
                            -----------------------------------------

($ in millions,             Net                       Net
   except EPS)              Sales       EBITDA        Income     EPS
- ------------------          -----       ------        ------     ---
ONGOING OPERATIONS(1)       $220.7      $12.4         $2.7       $0.16
NON-RECURRING ITEMS:
 Preopen expenses            -            -             -          -
                     -------------------------------------------------
TOTAL COMPANY               $220.7      $12.4         $2.7       $0.16
                     -------------------------------------------------
                     -------------------------------------------------

 (1) Excludes non-recurring items.
- -----------------------------------------------------------------------------

SECOND QUARTER RESULTS: Ongoing Operations exclude from Total Company results the impact of non-operating and non-recurring items. Sales increased 1.9% to $225.0 million in the second quarter of 1996 from the prior year's sales of $220.7 million. Sales decreased 0.4% on a same-store basis. Earnings before interest, taxes, depreciation, amortization and other non-cash items ("EBITDA") decreased 2.4% to $12.1 million in 1996 from $12.4 million in 1995. Ongoing EBITDA, excluding the impact of preopening expenses associated with the opening of the Company's Cherryvale store, increased 4.0% to $12.9 million. Net income from Ongoing Operations increased $0.6 million in the quarter versus the prior year second quarter as a result of the improved EBITDA performance. Earnings per share from Ongoing Operations ("EPS") improved 25.0% from $0.16 to $0.20 per share.

On a Total Company basis, EPS increased $0.01 to $0.17 per share.

                                  1996 Year to Date Results Summary
                                --------------------------------------

($ in millions,             Net                       Net
   except EPS)              Sales       EBITDA        Income     EPS
- ---------------------       -----       ------        ------     -----
ONGOING OPERATIONS(1)       $461.8      $24.7         $ 5.7      $0.34
NON-RECURRING ITEMS:
  Minnesota
      clearance sales          -           -             -         -
  Minnesota sale gain          -           -             -         -
  Preopen expenses             -         (0.8)         (0.5)     (0.03)
  Write-off of loan fees       -           -           (0.2)     (0.01)
  Sale of Proffitt's stock     -           -            9.0       0.53
  Charitable contribution      -           -           (1.5)     (0.09)
                            ----------------------------------------------
TOTAL COMPANY               $461.8       $23.8        $12.5      $0.74
                            ----------------------------------------------
                            ----------------------------------------------
 (1) Excludes the results of the 8 stores sold to Mervyns in March
1995 and non-recurring items.
- --------------------------------------------------------------------------

                                 1995 Year to Date Results Summary
                               -------------------------------------
($ in millions,               Net                     Net
   except EPS)                Sales       EBITDA      Income     EPS
- ------------------            -----       ------      ------     ---
ONGOING OPERATIONS(1)         $445.1      $21.6       $4.0       $0.23
NON-RECURRING ITEMS:
  Minnesota
      clearance sales           25.0         -          -          -
  Minnesota sale gain             -          -        33.0        1.86
  Preopen expenses                -          -          -          -
  Write-off of loan fees          -          -          -          -
  Sale of Proffitt's stock        -          -          -          -
  Charitable contribution         -          -          -          -
                            ------------------------------------------------
TOTAL COMPANY                 $470.1      $21.6      $37.0       $2.09
                            ------------------------------------------------
                            ------------------------------------------------

 (1) Excludes the results of the 8 stores sold to Mervyns in
March 1995 and non-recurring items.
- ----------------------------------------------------------------------------

RESULTS OF ONGOING OPERATIONS: Ongoing Operations exclude from Total Company results the operations of the eight-store Minnesota Division sold to Mervyn's in March 1995, non-operating and non-recurring items. Sales from Ongoing Operations increased 3.7% to $461.8 million in the first half of 1996 from the prior year's sales of $445.1 million.Sales increased 2.1% on a same-store basis. EBITDA from Ongoing Operations increased 14.4% to $24.7 million in 1996 from $21.6 million in 1995. Net income from Ongoing Operations increased $1.7 million in the first half versus the prior year first half as a result of the improved EBITDA performance. EPS from Ongoing Operations improved by 47.8% from $0.23 to $0.34 per share.

TOTAL COMPANY RESULTS: Total Company sales declined $8.3 million in the first half of 1996 versus the first half of 1995. The decline resulted from the sale of the Minnesota Division. The Minnesota Division contributed $25.0 million in sales to the 1995 first half results that were absent in the 1996. These sales were clearance sales and did not generate incremental EBITDA.

Total Company net income declined $24.5 million and EPS was lower by $1.35 in 1996 compared to 1995. The decreases are a result of lower net non-recurring gains in the 1996 first half compared to the non-recurring gain recorded in the same period of last year. Specifically, the 1996 first half included net non-recurring after-tax gain of $6.8 million or $0.40 per share consisting of a $9.0 million gain related to the Company's sale of all of its shares of Proffitt's Inc. common stock, offset by a one-time $1.5 million charitable contribution to the Carson Pirie Scott Foundation, $0.5 million in preopening expenses and $0.2 million write-off of capitalized loan costs. The 1995 first half included a net non-recurring after-tax gain of $33.0 million or $1.86 per share from the sale of the Minnesota division.

SHARE REPURCHASE PROGRAM: During the second quarter, the Company repurchased 166,100 shares of its common stock for $4.0 million. Year to date, the Company has repurchased 316,100 shares, or 1.9% of outstanding shares, for $7.4 million under a $20 million buyback program.

Carson Pirie Scott & Co., a major department store retailer, operates 52 traditional department stores and 3 furniture stores: 31 Carson Pirie Scott stores in greater Chicago, Indiana and Minnesota; 13 Bergner's in central Illinois, and 11 Boston Stores in Wisconsin.

CARSON PIRIE SCOTT & CO. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(dollars in thousands)

      ASSETS                            August 3, 1996        July 29, 1995
- ----------------------------------------------------------------------------
Current assets:
     Cash and cash equivalents            $ 25,946              $133,226
     Receivables, net                      214,433               216,774
     Inventories                           186,587               176,271
     Other current assets                   19,701                18,461
- ----------------------------------------------------------------------------
Total current assets                       446,667               544,732
- ----------------------------------------------------------------------------
Property and equipment, net                155,915               126,223
Other assets                                61,402                69,531
- ----------------------------------------------------------------------------
                                          $663,984              $740,486
- ----------------------------------------------------------------------------
                             LIABILITIES AND SHAREHOLDERS' EQUITY
- ----------------------------------------------------------------------------
Current liabilities:
     Current maturities of
        long-term debt                    $  2,766              $   3,009
     Accounts payable and
        accrued liabilities                150,898                148,334
- ----------------------------------------------------------------------------
Total current liabilities                  153,664                151,343
- ----------------------------------------------------------------------------
Other liabilities                           43,451                 51,061
Accounts receivable securitization          99,000                165,920
Long-term debt, less
     current maturities                     47,431                107,167
- ----------------------------------------------------------------------------
Total liabilities                          343,546                475,491
- ----------------------------------------------------------------------------
Shareholders' equity:
     Common stock                              161                    163
     Paid-in capital and
        amortized stock compensation       165,248                148,320
     Unrealized gain on
         investments                           597                  2,051
     Retained earnings                     154,432                114,461
- ----------------------------------------------------------------------------
Total shareholders' equity                 320,438                264,995
- ----------------------------------------------------------------------------
                                          $663,984               $740,486
- ----------------------------------------------------------------------------
- ----------------------------------------------------------------------------
Balance Sheet Statistics:
     Net Debt/Capitalization (1)             27.8%                  35.0%
     Net Debt/Capitalization (1) (excluding
          A/R debt)                           7.0%                    NM
- ----------------------------------------------------------------------------
(1) Net Debt = Long-term debt + A/R Securitization - Cash

CARSON PIRIE SCOTT & CO. AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF OPERATIONS
(dollars in thousands, except per-share amounts)

                                           Three months ended
                                       --------------------------
                               August 3, 1996           July 29, 1995
                           ----------------------------------------------
Net sales                      $224,986                   $220,751
Cost of sales                  (141,464)                  (140,522)
Selling, general and
  administrative expense        (70,613)                   (67,823)
Store preopening costs             (857)                      -
- ----------------------------------------------------------------------------
    EBITDA                       12,052                     12,406
Depreciation and
  amortization expense           (4,031)                    (3,116)
Other                               (42)                        49
Non-recurring items                -                          -
- ----------------------------------------------------------------------------
Income from operations            7,979                      9,339
Non-recurring items                -                          -
Acquisition expense                -                          -
Interest expense, net            (3,391)                    (4,915)
- ----------------------------------------------------------------------------
Income before income taxes
   and extraordinary item         4,588                      4,424
Income tax expense               (1,808)                    (1,767)
- ----------------------------------------------------------------------------
Net income                       $2,780                     $2,657
- ----------------------------------------------------------------------------
Net income per share:
     ONGOING OPERATIONS          $0.20                      $0.16
     Primary                     $0.17                      $0.16
     Fully diluted               $0.17                      $0.16
Shares Outstanding
     (in 000's)                  16,782                     16,708
Statistics:
     Same-store sales increase   (0.4%)                      3.6%
     Gross margin rate (r)       37.1%                      36.3%
     Gross margin rate (C)       37.1%                      36.3%
     Net SG&A rate (r)           31.8%)                    (30.7%)
     Net SG&A rate (C)           31.4%)                    (30.7%)
     EBITDA rate (r)              5.4%                       5.6%
     EBITDA rate (C)              5.7%                       5.6%
- ----------------------------------------------------------------------------
(r)Total Company rates as reported.
(C) Ongoing Operations rates which exclude the impact of eight stores sold to Mervyn's in 1995 and non-recurring items.

                                           Six months ended
                                      --------------------------
                               August 3, 1996              July 29, 1995
                           -----------------------------------------------
Net sales                       $461,755                      $470,107
Cost of sales                   (295,206)                     (310,207)
Selling, general and
  administrative expense        (141,853)                     (138,329)
Store preopening costs              (857)                         -
- ----------------------------------------------------------------------------
    EBITDA                        23,839                        21,571
Depreciation and
  amortization expense            (8,063)                       (6,170)
Other                               (135)                           42
Non-recurring items                  -                          55,000
- ----------------------------------------------------------------------------
Income from operations            15,641                        70,443
Non-recurring items               12,065                           -
Acquisition expense                 -                              -
Interest expense, net             (7,135)                        (8,719)
- ----------------------------------------------------------------------------
Income before income taxes
   and extraordinary item         20,571                         61,724
Income tax expense                (8,105)                       (24,687)
- ----------------------------------------------------------------------------
Net income                       $12,466                        $37,037
- ---------------------------------------------------------------------------
Net income per share:
     ONGOING OPERATIONS           $0.34                          $0.23
     Primary                      $0.74                          $2.09
     Fully diluted                $0.74                          $2.09
Shares Outstanding
     (in 000's)                   16,791                         17,702
Statistics:
     Same-store sales increase     2.1%                           3.6%
     Gross margin rate (r)        36.1%                          34.0%
     Gross margin rate (C)        36.1%                          35.9%
     Net SG&A rate (r)           (30.9%)                        (29.4%)
     Net SG&A rate (C)           (30.7%)                        (31.1%)
     EBITDA rate (r)               5.2%                           4.6%
     EBITDA rate (C)               5.3%                           4.8%
- ----------------------------------------------------------------------------
(r)Total Company rates as reported.
(C) Ongoing Operations rates which exclude the impact of eight stores sold to Mervyn's in 1995 and non-recurring items.

                                      Trailing twelve months ended
                                    ---------------------------------
                                   August 3, 1996           July 29, 1995
                                  ------------------------------------------
Net sales                           $1,075,460                $1,140,338
Cost of sales                         (685,434)                 (741,977)
Selling, general and
  administrative expense            (298,925)                   (305,742)
Store preopening costs                (1,180)                       (214)
- ----------------------------------------------------------------------------
   EBITDA                             89,921                      92,405
Depreciation and
  amortization expense               (13,285)                     (9,622)
Other                                     35                        (194)
Non-recurring items                      904                      71,171
- ----------------------------------------------------------------------------
Income from operations                77,575                     153,760
Non-recurring items                   12,065                        -
Acquisition expense                   (6,835)                       -
Interest expense, net                (16,390)                    (17,877)
- ----------------------------------------------------------------------------
Income before income taxes
 and extraordinary item               66,415                     135,883
Income tax expense                   (26,445)                    (54,347)
- ----------------------------------------------------------------------------
Net income                           $39,970                     $81,536
- ----------------------------------------------------------------------------
Statistics:
     Same-store sales increase         2.6%                        4.3%
     Gross margin rate (r)            36.3%                       34.9%
     Gross margin rate (C)            36.3%                       36.3%
     Net SG&A rate (r)               (27.9%)                     (26.8%)
     Net SG&A rate (C)               (27.8%)                     (28.3%)
     EBITDA rate (r)                   8.4%                        8.1%
     EBITDA rate (C)                   8.5%                        8.0%
- --------------------------------------------------------------------------
(r)Total Company rates as reported.
(C) Ongoing Operations rates which exclude the impact of eight stores sold to Mervyn's in 1995 and non-recurring items.